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                                                                    EXHIBIT 21.1

                           SUBSIDIARIES OF REGISTRANT


                  CORPORATE PROPERTY ASSOCIATES, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES.

                  CORPORATE PROPERTY ASSOCIATES 2, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 2.

                  CORPORATE PROPERTY ASSOCIATES 3, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 3.

                  CORPORATE PROPERTY ASSOCIATES 4, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 4.

                  CORPORATE PROPERTY ASSOCIATES 5, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 5.

                  CORPORATE PROPERTY ASSOCIATES 6, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 6.

                  CORPORATE PROPERTY ASSOCIATES 7, A CALIFORNIA LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 7.

                  CORPORATE PROPERTY ASSOCIATES 8, L.P., A DELAWARE LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 8, L.P.

                  CORPORATE PROPERTY ASSOCIATES 9, L.P., A DELAWARE LIMITED PARTNERSHIP, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CORPORATE PROPERTY ASSOCIATES 9, L.P.

                  FLY LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME FLY LLC.

                  RUSH IT LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME RUSH IT LLC.

                  CALL LLC, A DELAWARE LIMITED LIABILITY COMPANY, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CALL LLC.

                  UP CD LLC, A TEXAS LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME UP CD LLC.

                  BILL CD LLC, A TEXAS LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME BILL CD LLC.

                  CD UP LP, A TEXAS LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS AND DOING BUSINESS UNDER THE NAME CD UP LP.

                  KEYSTONE CAPITAL COMPANY, A WASHINGTON REAL ESTATE INVESTMENT TRUST, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON AND DOING BUSINESS UNDER THE NAME KEYSTONE CAPITAL COMPANY.

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                           SUBSIDIARIES OF REGISTRANT
                                   (CONTINUED)


                  POLKINVEST SPRL, A BELGIUM HOLDING COMPANY, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF BELGIUM AND DOING BUSINESS UNDER THE NAME POLKINVEST SPRL.

                  COBC PARCEL 18 LLC, A CALIFORNIA LIMITED LIABILITY COMPANY, A MAJORITY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA AND DOING BUSINESS UNDER THE NAME COBC PARCEL 18 LLC.

                  308 ROUTE 38 LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME 308 ROUTE 38 LLC.

                  AZO DRIVER (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO DRIVER (DE) LLC.

                  AZO MECHANIC (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO MECHANIC (DE) LLC.

                  AZO NAVIGATOR (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO NAVIGATOR (DE) LLC.

                  AZO VALET (DE) LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO VALET (DE) LLC.

                  CAREY NORCROSS LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME CAREY NORCROSS LLC.

                  PHONE MANAGING MEMBER LLC, A DELAWARE LIMITED LIABILITY COMPANY, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PHONE MANAGING MEMBER LLC.

                  PHONE (LA) LLC, A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME PHONE (LA) LLC.

                  AZO-A L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-A L.P.

                  AZO-B L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-B L.P.

                  AZO-C L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-C L.P.

                  AZO-D L.P., A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME AZO-D L.P.

                  WPC ACQUISITION LLC, A DELAWARE LIMITED PARTNERSHIP, A WHOLLY-OWNED SUBSIDIARY OF REGISTRANT INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND DOING BUSINESS UNDER THE NAME WPC ACQUISITION LLC

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